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                                                                   EXHIBIT 10.36


                         ASSIGNMENT OF LEASES AND RENTS

         THIS ASSIGNMENT is made on January 1, 2005 by and between Meadowbrook Insurance Group, Inc., a Michigan corporation ("Borrower"), whose address is 26255 American Drive, Southfield, Michigan 48034, and Star Insurance Company, a Michigan corporation ("Lender"), whose address is 26255 American Drive, Southfield, Michigan 48034.

         RECITALS:

         A. Borrower has granted to Lender a mortgage (the "Mortgage") covering certain real property situated in the State of Michigan, as more particularly described in Exhibit A attached hereto (the "Property"), as security for certain indebtedness or obligations of Borrower to Lender; and

         B. Borrower has demised or hereafter will demise the Property or a part thereof by a certain lease or leases for certain terms; and

         C. Lender, as a condition for making the loan(s) secured by the Mortgage, has required an assignment of the leases and the rents, issues and profits derived from the use of the Property and every part thereof, as additional security for the payment of the indebtedness secured by the Mortgage.

         THEREFORE, in order to provide additional security for the payment of the principal and interest of the indebtedness secured by the Mortgage, and all other amounts payable by Borrower thereunder, and any and all extensions and renewals thereof, however evidenced, and the performance of the covenants and conditions hereof, Borrower hereby covenants and agrees to and with Lender as follows:

         1. Borrower does hereby sell, assign, transfer and set over unto Lender, pursuant to Act 210 of the Public Acts of Michigan of 1953, as amended, all the rents, profits and income under all leases or occupancy agreements or arrangements, however evidenced or denominated, upon or affecting the Property, as defined in the Mortgage (including any extensions, amendments or renewals thereof), whether such rents, profits and income are due or are to become due, including all such leases in existence or coming into existence during the period this assignment is in effect. This assignment shall run with the land until this assignment is discharged in full and be good and valid as against Borrower and those claiming by, under or through Borrower, from the date of recording of this assignment. This assignment shall continue to be operative during the foreclosure or any other proceedings taken to enforce the Mortgage. In the event of a foreclosure sale which results in a deficiency, this assignment shall stand as security during the redemption period for the payment of such deficiency. This assignment is given as collateral security only and does not and shall not be construed as obligating Lender to perform any of the covenants or undertakings required to be performed by Borrower in any leases.

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         2. Borrower covenants and agrees not to cancel, accept a surrender of, modify or alter (orally or in writing), reduce the rental under or consent to the assignment or subletting of the lessee's interest in, any lease affecting the Property, except in the ordinary course of business and on commercially reasonable terms, or to make any other assignment, pledge or other disposition of such leases, or any of them, or of the rents, issues and profits derived from the use of the Property. Any of the above acts, if done without the written consent of Lender, shall be null and void.

         3. Borrower warrants and represents that all leases or copies of leases which have been delivered to Lender are in full force and effect and there are no defaults existing thereunder, and that Borrower has not: (a) executed any prior assignments presently subsisting of any leases or rentals pertaining to the Property, (b) performed any acts or executed any other instruments which might prevent or limit Lender's operating under any of the terms and conditions of the Mortgage, (c) executed or granted any modification whatever of any lease pertaining to the Property which has not been disclosed to Lender, or (d) subordinated any lease to the lien of the Mortgage, except on terms acceptable to Lender.

         4. Until the occurrence of an Event of Default under the Mortgage or until the Borrower shall default in the performance of any its obligations under this assignment, Borrower may receive, collect and enjoy the rents and income from the Property. Upon the occurrence of an Event of Default under the Mortgage or a default by the Borrower in the performance of any its obligations under this assignment, Lender shall be entitled to, at its option, to enter upon the Property, or any part thereof, by its officers, agents, or employees, and: (a) collect the rents and income from the Property as long as an Event of Default under the Mortgage or a default by the Borrower in the performance of any its obligations under this assignment exists and during the pendency of any foreclosure proceedings and, if there is a deficiency, during any redemption period, (b) rent or lease the Property or any portion thereof upon such terms and for such time as it may deem best, (c) operate or maintain the Property, (d) maintain proceedings to recover rents or possession of the Property from any tenant or trespasser, and apply the net proceeds of such rent and income, after payment of all proper charges and expenses, to the following purposes: (1) payment of all of the costs and expenses incurred by Lender in exercising its rights under this paragraph; (2) payment of interest and principal secured by the Mortgage; (3) payment of all other sums secured hereby; (4) payment of expenses of preserving the Property, including taxes and insurance premiums. Notwithstanding the foregoing, Lender, in its sole discretion, may change the priorities set forth above for the application of the net proceeds of such rent and income. The Borrower hereby authorizes Lender in general to perform all acts necessary for the operation and maintenance of the Property in the same manner and to the same extent that the Borrower might reasonably so act. Lender shall only be accountable for money actually received by it pursuant to the assignment contained in this paragraph. Such entry and taking possession of the Property, or any part thereof, by Lender, may be made by actual entry and possession, or by written notice served personally upon or sent by certified mail to the last address of the Borrower appearing on the records of Lender, as Lender may elect, and no further authorization or notice shall be required. BORROWER HEREBY WAIVES ANY RIGHT TO NOTICE, OTHER THAN THE NOTICE PROVIDED ABOVE AND WAIVES ANY RIGHT TO ANY HEARING JUDICIAL OR OTHERWISE PRIOR TO LENDER EXERCISING ITS RIGHTS UNDER THE ASSIGNMENT CONTAINED IN THIS PARAGRAPH.

         5. Lender and its duly authorized agents shall be entitled to enter the Property for the purpose of delivering any and all such notices and other communications to the tenants and occupiers thereof or to take such other steps as shall be necessary or desirable in Lender's discretion to exercise its rights hereunder, and Lender and its agents shall have absolutely no liability to Borrower arising therefrom, except for gross negligence or willful misconduct. Lender shall not, however, be obligated to give any tenant or occupier of the Property any notice by personal delivery and Lender may, in its sole discretion, deliver all such notices and communications by ordinary first-class U.S. mail, postage prepaid, or otherwise.


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         6. The Borrower irrevocably consents that any lessee or lessees under any leases covering the Property, upon demand and notice from Lender of Borrower's default under the Mortgage or this assignment, shall pay all rents, issues and profits under such leases to Lender without any obligation upon any such lessee or lessees for the determination of the actual existence of any default.

         7. In the event that Borrower obstructs Lender in its efforts to collect the rents and income from the Property, or after requested by Lender, unreasonably refuses, fails or neglects to assist Lender in collecting such rent and income, Lender shall be entitled to the appointment of a receiver of the Property and of the income, rents and profits therefrom, with such powers as the court making such appointment may confer.

         8. The Borrower covenants and agrees to perform and discharge each and every obligation, covenant, and agreement required to be performed by the landlord under all leases covering the Property, and should the Borrower fail so to do, then Lender, but without obligation to do so, and without releasing the Borrower from any obligation hereof, may make or do the same in such manner and to such extent as Lender may deem necessary to protect the security hereof. Nothing herein contained shall be construed to bind Lender to perform any of the terms and provisions contained in the leases, or otherwise to impose any obligation upon Lender. Any default by the Borrower in the performance of any of the obligations contained in this paragraph, which is not cured within 30 days after notice thereof from Lender to Borrower, or, if the default is of a kind which cannot be cured within 30 days, if Borrower fails to undertake the cure of such default within 30 days after notice thereof from Lender to Borrower and thereafter diligently pursue such cure and complete it within a reasonable time, shall constitute and be deemed to be a default under the terms of the Mortgage and this assignment entitling Lender to exercise the rights and remedies provided by the Mortgage and this assignment.

         9. Lender shall at no time have any obligation whatever to attempt to collect rent from any tenant or occupier of the Property notwithstanding that such tenants and occupiers may not be paying rent to either Borrower or to Lender. Further, Lender shall at no time have any obligation whatever to enforce any other obligations owed by tenants or occupiers of the Property to Borrower. No action taken by Lender under the Mortgage or this assignment shall put Lender in the position of a "mortgagee in possession."

         10. Borrower shall at no time collect advance rent under any lease upon, affecting or pertaining to the Property or any part thereof in excess of one month (other than as a security deposit) and Lender shall not be bound in any respect by any rent prepayment made or received in violation of the terms hereof.

         11. Lender shall have the right to assign the Borrower's right, title and interest in all leases covering the Property to any subsequent holder of the Mortgage or this assignment, and to assign the same to any person acquiring title to the Property through foreclosure or otherwise.

         12. The rights and remedies of Lender under this instrument are cumulative and are not in lieu of but are in addition to any other rights or remedies which Lender shall have under the Mortgage, this assignment or under any loan agreement between the parties hereto or under applicable law.

         13. All covenants and agreements contained herein shall apply to and bind the heirs, personal representatives, successors and assigns of the respective parties.

         IN WITNESS WHEREOF, this Assignment was executed and delivered by the undersigned on the day and year first above written.


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                                       BORROWER:

                                       MEADOWBROOK INSURANCE GROUP,
                                       INC., a Michigan corporation

                                       By:      /s/ Robert S. Cubbin
                                                --------------------------------
                                                Robert S. Cubbin
                                       Its:     President and CEO



STATE OF MICHIGAN)
                           )ss
COUNTY OF                  )
          -----------------

         The foregoing instrument was acknowledged before me on January 1, 2005 by Robert S. Cubbin, who is the President and CEO of Meadowbrook Insurance Group, Inc., a Michigan corporation, on behalf of the corporation.

                                       -----------------------------------------
                                       Notary Public,             County, MI
                                                      -----------
                                       My commission expires:
                                                                 ---------

DRAFTED BY:

Scott K. Lites, Esq.
Plunkett & Cooney, P.C.
38505 Woodward Avenue
Suite 2000
Bloomfield Hills, Michigan  48304


WHEN RECORDED RETURN TO:

Meadowbrook Insurance Group, Inc.
26255 American Drive
Southfield, Michigan  48034



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                                   "EXHIBIT A"

     Land in the City of Southfield, County of Oakland and State of Michigan, described as:



































Tax Parcel No.:

Commonly known as:

Blmfield.15231.43786.581080-1